UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 24, 2011 (March 21, 2011)

LANSDOWNE SECURITY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-94797	75-2738727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Jiangtou Village, Jinjiang City
Quanzhou, Fujian Province, 362200
People’s Republic of China
(Address of principal executive offices)

(86) 595 8518 6739
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On March 21, 2011, the Board of Directors of Lansdowne Security, Inc. (the “Company”), approved the dismissal of Stan J. H. Lee, CPA, (“Lee”) as the Company’s independent auditor, effective immediately.

Lee issued an audit report on the Company’s balance sheet as of December 31, 2009, and on the related statements of operations, stockholders’ deficit and cash flows for the year then ended. Lee's report on the foregoing audited financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles, other than as to the substantial doubt of the Company's ability to continue as a going concern.

During the year ended December 31, 2009 through Lee’s dismissal on March 21, 2011, there were (1) no disagreements with Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lee, would have caused Lee to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Lee with a copy of this disclosure on March 21, 2011, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Lee, dated March 24, 2011 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Lee as the Company’s independent auditor, the Board of Directors of the Company elected to appoint Friedman LLP (“Friedman”) as the Company’s independent auditor.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Friedman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit	Description
No.
16.1	Letter from Stan J. H. Lee, CPA, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANSDOWNE SECURITY, INC

Dated: March 24, 2011	By:/s/ Conghui Ding
Name: Conghui Ding
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
No.
16.1	Letter from Stan J. H. Lee, CPA, regarding change in certifying accountant